January 16, 2014

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington D.C. 20549

RE:	Stadion Investment Trust
File Nos. 333-103714/811-21317
Form N-1A Post Effective Amendment No. 36

Dear Sir or Madam,

Electronically transmitted for filing via EDGAR is the registration statement relating to Stadion Investment Trust (the “Trust”), a registered open-end management investment company. The registration statement filed herewith is Post-Effective Amendment No. 36 to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”), and Amendment No. 37 to the Trust’s registration statement on Form N-1A under the Investment Company Act of 1940, as amended.

This Amendment is being filed pursuant to Rule 485(a) under the 1933 Act for the purpose of (i) updating the Trust’s registration statement in connection with the modification to the principal investment strategies and risks for certain series of the Trust, (ii) changing the names of each series of the Trust other than the Stadion Tactical Income Fund, (iii) reducing the holding period applicable to the Contingent Deferred Sales Charge from 18 months to 12 months for Class A Share purchases over $1 million for each Fund, and (iv) other non-material changes.

The Trust undertakes to file a post-effective amendment to the its registration statement on Form N-1A on or about March 28, 2014, pursuant to Rule 485(b) under the 1933 Act, containing: (i) the updated interim financial statements of the series of the Trust; (ii) any required exhibits; (iii) responses to any comments of the U.S. Securities and Exchange Commission Staff relating to this filing; and (iv) other non-material changes permitted by Rule 485(b).

Please contact Jeffrey Skinner at 336-607-7512 with any questions or comments.

Sincerely,

/s/ Jennifer T. Welsh
Jennifer T. Welsh

cc:	Michael Isaac, Chief Compliance Officer, Stadion Investment Trust
Jeffry T. Skinner, Kilpatrick Townsend & Stockton